UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2020
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Habit Restaurants, Inc. Litigation

On January 5, 2020, Yum! Brands, Inc. (the “Company”) entered into an Agreement and Plan of Merger with The Habit Restaurants, Inc. (“Habit”), providing for the acquisition of Habit by the Company in an all-cash acquisition for $14.00 per share for all of the outstanding shares of Habit’s common stock (the “Merger”). On February 4, 2020, Habit filed a Preliminary Proxy Statement with the Securities and Exchange Commission (“SEC”) relating to the Merger. On February 19, 2020, Habit filed a Definitive Proxy Statement (the “Proxy”), setting the Habit stockholder vote on the Merger for March 18, 2020.

On February 24, 2020, a stockholder of Habit (“Plaintiff”) filed a complaint (the “Action”) in the Court of Chancery of Delaware and named as defendants Habit and members of Habit’s Board of Directors (“Habit’s Board”). The complaint alleged, among other things, that Habit’s Board violated its fiduciary duties under Delaware law by failing to provide in the Proxy all material information needed by stockholders to make an informed decision whether to vote in favor of the Merger or seek appraisal. As relief, the complaint sought, among other things, an injunction against the stockholder vote and the Merger, rescissory damages should the stockholder vote and the Merger be consummated, and an award of attorneys’ and experts’ fees. Habit and Habit’s Board have denied that they have committed any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties.

After the complaint was filed, Habit determined to provide certain additional disclosures that supplemented those contained in the Proxy, which were included in a Form 8-K filed by Habit with the SEC on March 9, 2020. On March 23, 2020, the Court approved a stipulation under which the Plaintiff voluntarily dismissed the Action with prejudice as to himself only, but without prejudice to any other putative class member. The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the Action (the “Fee Application”). Following negotiations, to eliminate any risk associated with Plaintiff’s fee petition, the Company agreed, while denying any and all liability of Habit and Habit’s Board, to pay $80,000 to Plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the Fee Application. This fee has been paid by the Company and has not been approved or ruled upon by the Court.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	August 14, 2020	/s/ Scott Catlett
General Counsel and Corporate Secretary